    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 19, 2001
                                                  REGISTRATION NO.: 333-
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM S-4
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                               NARA BANCORP, INC.
             (Exact name of registrant as specified in its charter)

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
           Delaware                                  6712                                95-4170121
(State or other jurisdiction of          (Primary Standard Industrial                 (I.R.S. Employer
incorporation or organization)            Classification Code Number)              Identification Number)


                       3701 Wilshire Boulevard, Suite 220
                         Los Angeles, California 90010
                                 (213) 639-1700
               (Address including zip code, and telephone number,
        including area code, of registrant's principal executive office)

                                Benjamin B. Hong
                     President and Chief Executive Officer
                               Nara Bancorp, Inc.
                       3701 Wilshire Boulevard, Suite 220
                         Los Angeles, California 90010
                                 (213) 639-1700
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                                   Copies to:
                              T. J. Grasmick, Esq.
                          Manatt, Phelps & Phillips LLP
                          11355 West Olympic Boulevard
                          Los Angeles, California 90064
                            Telephone: (310) 312-4000

                           --------------------------

          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

                           --------------------------

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G check the following box: [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                         CALCULATION OF REGISTRATION FEE
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
======================================================================================================================
                                                           Proposed Maximum     Proposed Maximum
       Title of Each Class of            Amount to be       Offering price     Aggregate offering       Amount of
     Securities to be Registered        registered (1)       per unit (2)          price (2)        Registration fee
----------------------------------------------------------------------------------------------------------------------
common stock, $0.001 par value              175,000             $18.25             $3,193,750            $798.44
======================================================================================================================
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(1)  Consists of shares issuable to certain warrantholders of Nara Bank,
     National Association upon reorganization of Nara Bank into a holding company form of organization, as described in the Registration Statement on
     Form S-4 (No. 333-50126), and Pre-effective Amendment No. 1 to the Form S-4 that became effective on December 6, 2000.
(2)  Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(f)(1) of the Securities Act of 1933, as amended, based on the price per share of the common stock of Nara Bank,
     National Association as of January 17, 2001 as reported on the Nasdaq Stock
     Market, Inc. National Market System.

                       EXPLANATORY NOTE AND INCORPORATION
                       OF CERTAIN INFORMATION BY REFERENCE

     This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to register an additional 175,000 shares of Nara Bancorp, Inc. common stock. The contents of the Registration Statement on Form S-4 (File No. 333-50126) filed by Nara Bancorp, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") on November 16, 2000, including the exhibits and all amendments thereto, and which became effective on December 6, 2000, are incorporated herein by reference.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

The following documents are filed as exhibits to this Registration Statement.

Exhibit No.                Description
-----------                -----------

    5.1           Opinion of Manatt, Phelps & Phillips, LLP

   23.1           Consent of Manatt, Phelps & Phillips, LLP
                  (included in Exhibit 5.1)

   23.2           Consent of Deloitte & Touche, LLP




                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, California, on January 17, 2001.

                                   NARA BANCORP, INC.


                                   By:  /s/  Benjamin B. Hong
                                        -------------------------------------
                                        Benjamin B. Hong
                                        President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below constitutes and appoints Benjamin B. Hong as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all Amendments (including Post-Effective Amendments) to this Registration
Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

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


SIGNATURE                                                TITLE                              DATE
---------                                                ------                             -----


/s/ Benjamin B. Hong                                     President and Chief Executive       January 17, 2001
--------------------------------------------             Officer
BENJAMIN B. HONG                                         (Principal Executive Officer)


/s/ Bon T. Goo                                           Executive Vice President, and       January 17, 2001
--------------------------------------------             Chief Financial Officer
BON T. GOO                                               Accounting Officer)


/s/ Min J. Kim                                           Executive Vice President,           January 17, 2001
--------------------------------------------             and Chief Credit Officer
MIN J. KIM


/s/ Chang Hee Kim                                        Director                            January 17, 2001
--------------------------------------------
CHANG HEE KIM


/s/ Hyon Park                                            Director                            January 17, 2001
--------------------------------------------
HYON PARK


/s/ Thomas Chung                                         Director                            January 17, 2001
--------------------------------------------
THOMAS CHUNG


/s/ Brian Woo                                            Director                            January 17, 2001
--------------------------------------------
BRIAN WOO


/s/ Yong Hwan Kim                                        Director                            January 17, 20010
--------------------------------------------
YONG HWAN KIM



EXHIBIT INDEX

Exhibit No.          Exhibit
-----------          -------

   5.1               Opinion of Manatt, Phelps & Phillips LLP

  23.1               Consent of Manatt, Phelps & Phillips, LLP
                     (included in Exhibit 5.1)

  23.2               Consent of Deloitte & Touche, LLP